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                                                                  EXHIBIT 10.11

                                 Exhibit 10.11
            Lease Agreement dated February 16, 1998 by and between
                       Proceutics, Inc. and Oread, Inc.



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                                     LEASE

                                 BY AND BETWEEN

                                PROCEUTICS, INC.

                                  as Landlord

                                      and

                                  OREAD, INC.

                                   as Tenant


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                                     LEASE

         THIS LEASE is made as of February ____, 1998 ("Effective Date"), by and between PROCEUTICS, INC., a Delaware corporation- ("Landlord") and OREAD, INC., a Delaware corporation ("Tenant").

1.       Lease of Premises

                  Landlord hereby leases and demises to Tenant, and Tenant hereby leases and hires from Landlord, upon the terms and conditions hereof those certain premises (the "Demised Premises") within the building (the "Building") located on the land described in Exhibit "A" attached hereto (the "Land"), and having the mailing address set forth in Section 2.1.1. The Demised Premises, the Land, the Building and all landscaping, parking facilities and other improvements and appurtenances related thereto, are hereinafter collectively referred to as the "Project", the site plan and legal description for which is attached hereto as Exhibit "B". All portions of the Project which are for the non-exclusive use of tenants of the Project, including, without limitation, driveways, sidewalks, parking areas and landscaped areas are hereinafter referred to as "Project Common Area". The Demised Premises shall also include the fenced storage area located in the Project Common Area on property adjacent to the Land as depicted on the Site Plan (the "Storage Area"). Tenant shall have the exclusive use of the Storage Area.

2.       Basic Lease Provisions

         2.1. For convenience of the parties, certain basic provisions of this Lease are set forth herein. The provisions set forth herein are subject to the remaining terms and conditions of this Lease and are to be interpreted in light of such remaining terms and conditions.

                  2.1.1    Address of the Building:

                           150 Technology Parkway
                           Norcross, Georgia 30092

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                  2.1.2    [Intentionally Omitted]

                  2.1.3    (a)  Rentable Area of Demised Premises:  20,580
                                square feet.

                           (b)  Rentable Area of Project: 37,080

                  2.1.4    Initial Basic Annual Rent: $411,600.

                  2.1.5    Initial Monthly Rental Installments of Basic Annual
                           Rent: $34,300.

                  2.1.6    (a) Tenant's Pro Rata Share of Building Operating
                               Expenses:

                               100% of Building Operating Expenses (as defined in Section 7)

                           (b) Tenant's Pro Rata Share of Project
                               Operating Expenses: 55.5% of Project
                               Operating Expenses (as defined in Section 7)

                  2.1.7    (a) Term Commencement Date: the Effective Date.

                           (b) Term Expiration Date: Ten (10) years from
                               the Term Commencement Date, subject to
                               extension or earlier termination as
                               provided herein.

                  2.1.8 Security Deposit: $137,200, to be deposited in accordance with and subject to the terms of Section 9 hereof.

                  2.1.9 Permitted Use: Scientific research laboratories and related warehouse and distribution uses and general office uses consistent with Section 10 hereof; provided, that, at no time during the Term shall more than thirty percent (30%) of the Rentable Area of the Building be used for general office uses.

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                  2.1.10   Address for Rent Payment:

                           154 Technology Parkway
                           Norcross, Georgia 30092
                           Attention:  Mr. Jack Luchese

                           Address for Notices to Landlord:
                           154 Technology Parkway
                           Norcross, Georgia 30092
                           Attention:  Mr. Jack Luchese




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                           With a copy to:

                           Alston & Bird
                           1201 West Peachtree Street
                           Atlanta, Georgia  30309-3424
                           Attention:  George M. Maxwell, Jr., Esq.

                  2.1.11   Address for Notices to Tenant:

                           150 Wakaruse Drive
                           Lawrence, Kansas  66047
                           Attention:  Legal Department

3.       Term

         3.1. This Lease shall take effect upon the Effective Date and, except as specifically otherwise provided within this Lease, each of the provisions hereof shall be binding upon and inure to the benefit of Landlord and Tenant, and each of their respective successors and permitted assigns, from the Effective Date.

         3.2. The term of this Lease (the "Term") will be that period from the Term Commencement Date as defined in Section 4.2 below through the Term Expiration Date, as such may be terminated or extended as provided herein.

4.       Possession and Commencement Date

         4.1. Landlord shall tender possession of the Demised Premises to Tenant on the Effective Date.

         4.2. The "Term Commencement Date" shall be the Effective Date.

         4.3. [Intentionally Omitted.]

         4.4. Subject to the provisions of Section 31.4, access to areas of the Building necessary for Landlord to exercise its rights or perform its obligations under this Lease is reserved to Landlord. Access to and possession of areas necessary for utilities, services, safety and operation of the Project is reserved to Landlord.

         4.5. [Intentionally Omitted.]

5.       Rent

         5.1. Tenant agrees, commencing on the Term Commencement


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Date, to pay Landlord as Basic Annual Rent for the Demised Premises the sum set
forth in Section 2.1.4 subject to the rental increases provided in Section 6 hereof. Basic Annual Rent shall be paid in the equal monthly installments set forth in Section 2.1.5, subject to the rental increases provided in Section 6 hereof, each in advance on the first day of each and every calendar month during the Term.

         5.2. In addition to Basic Annual Rent, Tenant agrees to pay to Landlord as additional rent ("Additional Rent") at times hereinafter specified in this Lease (i) Tenant's Pro Rata Share of Building Operating Expenses as set forth in Section 2.1.6, (ii) Tenant's Pro Rata Share of Project Operating Expenses as set forth in Section 2.1.6 and (iii) any other amounts that Tenant assumes or agrees to pay under the provisions of this Lease that are owed to Landlord, including, without limitation, any and all other sums that may become due by reason of any Default of Tenant or failure on Tenant's part to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after notice and lapse of applicable cure period.

         5.3. Basic Annual Rent and Additional Rent shall together be denominated "Rent". Rent shall be paid to Landlord, without abatement, deduction, or offset, in lawful money of the United States of America, at the office of Landlord as set forth in Section 2.1.10 or to such other person or at such other place as Landlord may from time to time designate in writing. In the event the Term commences or ends on a day other than the first day of a calendar month, then the Rent for such fraction of a month shall be prorated for such period on the basis of the actual number of days in the applicable month and shall be paid at the then current rate for such fractional month.

6.       Rent Adjustments

         6.1. Basic Annual Rent shall be increased on the first anniversary of the Term Commencement Date, and on such date every year thereafter during the Term (each, a "Rent Adjustment Date") by four percent (4%), compounded annually. Each such adjustment shall become effective commencing on the Rent Adjustment Date.

7.       Operating Expenses

         7.1. As used herein, (i) the term "Building Operating Expenses" shall mean those Operating Expenses related to the Building and any other area of the Project with respect to which Tenant has exclusive use, and (ii) the term "Project Operating Expenses" shall mean those Operating Expenses related to the Project Common Areas. As used herein, "Operating Expenses", with respect to Project Operating Expenses or Building Operating Expenses, as applicable, shall include the following to the extent


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actually incurred by Landlord:

         7.1.1 Government impositions, other than those set forth in
Section 7.1.3, not paid directly by Tenant, including, without limitation, property tax costs consisting of real and personal property taxes and assessments (including amounts due under any improvement bond upon the Building or the Project, including the parcel or parcels of real property upon which the Building or the Project are located or assessments levied in lieu thereof) imposed by any governmental authority or agency; any tax on or measured by gross rentals received from the rental of space in the Building, or tax based on the square footage of the Demised Premises, the Building or the Project as well as any utilities surcharges, or, except as otherwise specifically set forth herein, any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by any federal, state, regional, municipal or local government authority in connection with the use or occupancy by Tenant or its employees, agents, contractors or permitted subtenants of the Building or the parking facilities serving the Building or the Project; any tax on this transaction or any document to which Tenant is a party creating or transferring an interest in the Demised Premises; any fee for a business license required to be held by Landlord to operate the Building for the purposes contemplated by this Lease; any expenses, including the reasonable cost of attorneys or experts, reasonably incurred by Landlord in seeking a reduction by the taxing authority of the applicable taxes, which expenses shall not exceed the tax refunds obtained as a result of an application for review thereof unless such application for reduction was submitted by Landlord at the request of Tenant, in which event Tenant shall pay all such expenses of Landlord in connection with the reduction proceedings, less tax refunds obtained as a result of an application for review thereof.

         7.1.2 All other costs of any kind paid or incurred by Landlord and not expressly excluded from Operating Expenses, in connection with the operation and maintenance of the Building and the Project including, by way of examples and not as a limitation upon the generality of the foregoing:

         (a) costs of repairs and replacements to the Building or the other improvements within the Project Common Areas, other than Capital Repairs (as hereinafter defined), as appropriate to maintain the Building or the Project Common Areas as may be required of Landlord hereunder;

         (b) the costs of any capital repairs or improvements ("Capital Repairs") to the Building or the Project Common Areas which can be amortized over a useful life in excess of one year pursuant to the Internal Revenue Code and the regulations promulgated therein (the "Code"), the cost of which Capital Repairs shall be amortized over the useful life of the


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item in question, and only the annual amortized amount shall be included as part of Operating Expenses. The useful life of such Capital Repairs shall be the same as set forth in the Code but in no event greater than ten (10) years;

         (c) fees and costs of sewers, cable T.V, trash collection, cleaning (including windows), heating, ventilation and air-conditioning;

         (d) maintenance of landscape and grounds and drives and parking areas;

         (e) security services and devices;

         (f) building supplies and maintenance for and replacement of equipment utilized for operation and maintenance of the Building or the Project;

         (g) license, permit and inspection fees;

         (h) sales, use and excise taxes on goods and services purchased by Landlord in connection with the operation, maintenance or repair of the Project and Building systems and equipment;

         (i) insurance premiums, including premiums for commercial general liability, property casualty and environmental coverages pursuant to Section 21;

         (j) portions of insured losses paid by Landlord as part of the deductible portion of such losses by reason of insurance policy terms;

         (k) costs of utilities furnished to the Project Common Areas;

         (l) service contracts and costs of services of independent contractors retained to do work of nature or type herein referenced; and

         (m) costs of compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with the day-to-day operation and maintenance of Building or the Project or its equipment, including without limitation, janitors, floor waxers, window-washers, watchmen, gardeners, sweepers, and handymen and costs of management services, which costs of management services shall not exceed one percent (1%) of the annual Rent due from Tenant.

         7.1.3 Notwithstanding the foregoing, Operating Expenses shall not include:

         (a) any net income, franchise, capital stock, estate or


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inheritance taxes or taxes which are the personal obligation of Landlord,
Tenant or of another tenant of the Building or Project;

         (b) any leasing commissions or expenses which relate to preparation of rental space for a tenant;

         (c) expenses of initial development and construction, including but not limited to, grading, paving, landscaping, and decorating (as distinguished from maintenance repair and replacement of the foregoing);

         (d) legal expenses relating to other tenants;

         (e) costs or expenditures to the extent reimbursed by payments received by Landlord;

         (f) principal, interest or other amounts paid (but excluding any amount paid as a result of any act or omission of Tenant) on loans to Landlord or secured by mortgages or deeds of trust or pursuant to any ground lease covering the Project or a portion thereof (provided interest upon a government assessment or improvement bond payable in installments is an Operating Expense under Section 7.1.1 above);

         (g) fines, penalties and late charges unless incurred as a result of any act or omission of Tenant;

         (h) promotional and advertising expenses attributable to marketing of other leaseable space in the Building other than Building signage;

         (i) salaries of executive officers of Landlord and employees of Landlord; and

         (j) depreciation claimed by Landlord for tax purposes (provided this exclusion of "depreciation" is not intended to delete from Operating Expenses actual costs of repairs and replacements and reasonable reserves in regard thereto which are provided for in Section 7.1.2 above).

         7.1.4 Notwithstanding anything to the contrary set forth herein, Landlord and Tenant acknowledge their respective maintenance and repair obligations pursuant to Section 18 and that, until Landlord exercises its rights pursuant to Section 24.3, no costs associated with Tenant's maintenance and repair obligations shall become a Building Operating Expense.

         7.1.5 No expense items paid for by Tenant as Building Operating Expenses shall be included in Landlord's calculation of Project Operating Expenses, and no items paid for by Tenant as Project Operating


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Expenses shall be included in Landlord's calculation of Building Operating
Expenses. Landlord shall use its good faith efforts to keep Operating Expenses at a reasonable level.

         7.2. Tenant shall pay to Landlord on the first day of each calendar month of the Term, as Additional Rent, Landlord's estimate of Tenant's Pro Rata Share of Building Operating Expenses and Tenant's Pro Rata Share of Project Operating Expenses for such month.

               7.2.1 Within ninety (90) days after the conclusion of each calendar year Landlord shall furnish to Tenant a statement showing in reasonable detail the actual Operating Expenses and Tenant's Pro Rata Share of Building Operating Expenses and Tenant's Pro Rata Share of Project Operating Expenses for the previous calendar year. Any additional sum due from Tenant to Landlord shall be due and payable no later than thirty (30) days after delivery of such statement. If the amounts paid by Tenant pursuant to Section 7.2 exceeds Tenant's Pro Rata Share of Building Operating Expenses or Tenant's Pro Rata Share of Project Operating Expenses, as applicable, for the previous calendar year, Landlord shall, at Landlord's option, either (i) credit the excess amount to the next succeeding installments of estimated Additional Rent, or (ii) pay the excess to Tenant within thirty (30) days after delivery of such statements.

               7.2.2 Any amount due under Section 7.2 for any period which is less than a full month shall be prorated for such fractional month on the basis of the actual number of days in the month.

         7.3. Landlord's annual statement shall be final and binding upon Tenant unless Tenant, within sixty (60) days after Tenant's receipt thereof, shall contest any item therein by giving written notice to Landlord, specifying each item contested and the reason therefor. If, during such sixty (60) day period, Tenant reasonably and in good faith questions or contests the correctness of Landlord's statement of Tenant's Pro Rata Share of Building Operating Expenses or Tenant's Pro Rata Share of Project Operating Expenses, Landlord will provide Tenant with access to Landlord's books and records pertaining to Operating Expenses and such other information as Landlord reasonably determines to be responsive to Tenant' questions. In the event that after Tenant's review of such information, Landlord and Tenant cannot agree upon the amount of Tenant's Pro Rata Share of Building Operating Expenses or Tenant's Pro Rata Share of Project Operating Expenses, then Tenant shall have the right to have an independent public accounting firm selected from among the ten (10) largest in the United States hired by Tenant and approved by Landlord (which approval shall not be unreasonably withheld or delayed) audit and/or review such Landlord's books and records for the year in question (the "Independent Review"). The results of any such Independent Review shall


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be binding on Landlord and Tenant. If the Independent Review shows that
Tenant's Pro Rata Share of Building Operating Expenses or Tenant's Pro Rata Share of Project Operating Expenses actually paid for the calendar year in question exceeded Tenant's obligations for such calendar year, Landlord shall at Landlord's option either (1) credit the excess amount to the next succeeding installments of estimated Additional Rent or (2) pay the excess to Tenant within thirty (30) days after delivery of such statement. If the Independent Review shows that Tenant's payments of Tenant's Pro Rata Share of Building Operating Expenses or Tenant's Pro Rata Share of Project Operating Expenses for such calendar year were less than Tenant's obligation for the calendar year, Tenant shall pay the deficiency to the Landlord within thirty (30) days after delivery of such statement. All costs and expenses in connection with the Independent Review shall be Tenant's sole obligation; provided, however, that if the Independent Review shows that Tenant's payments of Tenant's Pro Rata Share of Building Operating Expenses Tenant's Pro Rata Share of Project Operating Expenses actually paid for the calendar year in question exceeded Tenant's obligations for such calendar year by five percent (5%) or more, Landlord shall pay the costs of the Independent Review.

         7.4. The responsibility of Tenant for Tenant's Pro Rata Share of Building Operating Expenses and Tenant's Pro Rata Share of Project Operating Expenses shall continue to the latest of (i) the date of termination of the Lease, or (ii) the date Tenant has fully vacated the Demised Premises (including, without limitation, the removal of all items required hereby to be removed and the completion of all procedures necessary to fully release and terminate any permits or licenses restricting the use of the Demised Premises in any manner).

         7.5. Operating Expenses for the calendar year in which Tenant's obligation to share therein commences and in the calendar year in which such obligation ceases, shall be prorated. Expenses such as taxes, assessments and insurance premiums which are incurred for an extended time period shall be prorated based upon time periods to which applicable so that the amounts relate to the time period wherein Tenant has an obligation to share in Operating Expenses.

         7.6. [Intentionally Omitted.]

         7.7. The parties agree that statements in this Lease to the effect that Landlord is to perform certain of its obligations hereunder at its own cost and expense shall not be interpreted as excluding any cost from Operating Expenses if such cost is an Operating Expense pursuant to the terms of this Lease.

8.       Rentable and Usable Area


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         8.1. The terms "Rentable Area" as used within this Lease shall mean the rentable area and useable area, respectively, as calculated in accordance with the 1996 Standard Method for Measuring Floor Area in Office Buildings as adopted by the Building Owners and Managers Association.

9.       Security Deposit

         9.1. Tenant has deposited with Landlord the sum set forth in Section
2.1.8 (together with all interest earned thereon, the "Security Deposit") in cash, which Security Deposit shall be held by Landlord as security for the performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the Term. If a Default occurs with respect to any provision of this Lease, including, but not limited to, any provision relating to the payment of Rent, Landlord may (but shall not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any Rent or any other sum in Default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's Default. If any portion of the Security Deposit is so used or applied, Tenant shall, upon demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall be a material breach of this Lease. The Security Deposit shall be held in an interest bearing account separate from Landlord's general fund.

         9.2. In the event of bankruptcy or other debtor-creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for all periods prior to the filing of such proceedings.

         9.3. Landlord shall deliver the Security Deposit, or any balance thereof following application of any portion of the Security Deposit pursuant to the provisions of Section 9.1, to any purchaser of Landlord's interest in the Demised Premises, and, upon such purchaser's written confirmation of receipt of the Security Deposit and assumption of Landlord's obligations under this Lease, Landlord shall be discharged from any further liability with respect to the Security Deposit. This provision shall also apply to any subsequent transfers.

         9.4. If Tenant shall fully perform every provision of this Lease to be performed by Tenant, the Security Deposit, or any balance thereof following application of any portion of the Security Deposit pursuant to the provisions of Section 9.1, shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within thirty (30) days after the expiration or earlier termination of this Lease.


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10.      Use

         10.1. Tenant shall use the Demised Premises for the purpose set forth in Section 2.1.9 and shall not use the Demised Premises, or permit or suffer the Demised Premises to be used, for any other purpose without the prior written consent of Landlord which may be withheld in Landlord's sole discretion.

         10.2. Tenant shall not use or occupy the Demised Premises in violation of any federal, state and local laws and regulations, zoning ordinances, or of the certificate of occupancy issued for the Building, and shall, upon five (5) days' written notice from Landlord, discontinue any use of the Demised Premises which is declared or claimed by any governmental authority having jurisdiction to be a violation of law, regulation or zoning ordinance or of said certificate of occupancy. Tenant shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Demised Premises, impose any duty upon Tenant or Landlord with respect to the Demised Premises or with respect to the use or occupation thereof.

         10.3. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, environmental, extended coverage or any other insurance policy covering the Building and Project and shall comply with all rules, orders, regulations, and requirements of the insurers of the Building and Project and Tenant shall promptly upon demand reimburse Landlord for any additional premium charged for such policy by reason of Tenant's failure to comply with the provisions of this Section 10.3.

         10.4. [Intentionally Omitted.]

         10.5. Tenant shall notify Landlord of additional locks or bolts of any kind placed upon any of the doors or windows by Tenant or any changes made in existing locks or the mechanism thereof, and Tenant shall provide Landlord with copies of any keys or other access devices required for such additional or changed locks or bolts. Tenant must, upon termination of this Lease return to Landlord all keys to offices and restrooms, either furnished to, or otherwise procured by Tenant. In the event any key so furnished is lost, Tenant shall pay to Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change. Notwithstanding the foregoing, Tenant shall have the right to designate certain areas of the Building as "secure" areas, and, subject to the provisions of Section 31.4, to limit access thereto.

         10.6. No awnings or other projection shall be attached to any outside wall of the building. Without Landlord's prior consent, which shall not be


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unreasonably withheld, conditioned or delayed (i) the interior or exterior of any windows shall not be coated or otherwise sunscreened, (ii) the window treatments shall not be changed (other than replacements as part of Tenant's maintenance and repair obligations hereunder), and (iii) no bottles, parcels, or other articles shall be placed on the windowsills. No equipment, furniture or other items of personal property shall be placed on any exterior balcony without the express written consent of Landlord, which shall not be unreasonably withheld, conditioned or delayed.

         10.7. No sign, advertisement, or notice shall be exhibited, painted or affixed by Tenant on the exterior of the Building without the prior written consent of Landlord, which shall not be unreasonably withheld.

         10.8. No equipment weighing five hundred (500) pounds, or greater, shall be placed upon the Demised Premises from and after the Effective Date without advance notice to and approval by Landlord, which shall not be unreasonably withheld, conditioned or delayed . Placement of such equipment, if approved by Landlord, shall be only at a location designed to carry the weight of such equipment.

         10.9. Tenant shall not do or permit anything to be done in or about the Demised Premises which shall in any way obstruct or interfere with the rights of other tenants or occupants of the Project, or use or allow the Demised Premises to be used for unlawful purposes or, other than the particular research (and related uses) being conducted by Tenant or other occupants of the Building as of the Effective Date, for purposes which Landlord reasonably finds immoral or objectionable. Tenant shall not knowingly cause, maintain or permit any nuisance or waste in, on, or about the Building or Project.

         10.10. Notwithstanding any other provision herein to the contrary, Tenant shall be responsible for all liabilities, costs and expenses arising out of or in connection with the compliance of the Demised Premises with (i) any laws ordinances or regulations of any governmental entity, including, without limitation, the Americans With Disabilities Act, 42 U.S.C. ss. 12101, et seq. (collectively "Governmental Requirements"), as each is in effect as of the Effective Date, or (ii) any Governmental Requirements, as in effect as of the Effective Date or as may be amended or modified, where noncompliance results from Tenant's use of or alterations to the Project. Tenant hereby indemnifies and agrees to defend and hold harmless Landlord from and against any loss, cost, liability or expense (including reasonable attorneys fees and disbursements) arising out of any failure of the Demised Premises to comply with Governmental Requirements; provided, however, that all liabilities, costs and expenses arising out of or in connection with the compliance with any amended or modified Governmental Requirements and not in connection with Tenant's use of or alterations to the Project, and any


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modifications of or alterations to the Demised Premises made by Landlord for
Landlord's benefit and at Landlord's sole cost and expense, shall be Capital Repairs for the purposes of calculating Operating Expenses pursuant to Section 7.1.2.

11.      Brokers

         11.1. Landlord and Tenant each represents and warrants to the other party hereto that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease other than Atlanta Real Estate Partners ("Broker") and that neither Landlord nor Tenant knows of any other real estate broker or agent who is or might be entitled to a commission in connection with this Lease. Landlord further represents to Tenant that no commission or fee is due Broker in connection with this Lease.

         11.2. Tenant hereby indemnifies and shall defend, hold and save Landlord harmless from and against any and all claims for any commissions or fees in connection with this Lease made by any broker or finder having worked, or claiming to have worked, on behalf Tenant, other than Broker. Landlord hereby indemnifies and shall defend, hold and save Tenant harmless from and against any and all claims for any commissions or fees in connection with this Lease made by any broker or finder having worked, or claiming to have worked, on behalf Landlord, including, without limitation, Broker.

         11.3. Tenant represents and warrants that no broker or agent has made any representation or warranty relied upon by Tenant in Tenant's decision to enter into this Lease other than as contained in this Lease.

         11.4. Tenant acknowledges and agrees that the employment of brokers by Landlord is for the purpose of solicitation of offers of lease from prospective tenants and no authority is granted to any broker to furnish any representation (written or oral) or warranty from Landlord unless expressly contained within this Lease. Landlord in executing this Lease does so in reliance upon Tenant's representations and warranties contained within Sections 11.1 and 11.3 hereof.

12.      Holding Over

         12.1. If, with Landlord's express written consent, Tenant holds possession of all or any part of the Demised Premises after the expiration or earlier termination of the Term, Tenant shall become a tenant from month-to-month upon the date of such expiration or earlier termination, and in such case Tenant shall continue to pay Basic Annual Rent in the amount payable upon the date of the expiration or earlier termination of this Lease or



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such other amount as Landlord may indicate, in Landlord's sole and absolute discretion, in such written consent, and all other provisions, representations, covenants and agreements contained herein, other than with respect to the Term and any extensions thereof, but specifically including, without limitation, the adjustment of Basic Annual Rent pursuant to Section 6 hereof, shall remain in full force and effect.

         12.2. Notwithstanding the foregoing, if Tenant remains in possession of the Demised Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, Tenant shall become a tenant at sufferance upon the terms of this Lease except that the monthly rental shall be equal to one hundred fifty percent (150%) of the Basic Annual Rent and Additional Rent in effect during the last thirty (30) days of the Term. Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant's holding over.

         12.3. Acceptance by Landlord of Rent after such expiration or earlier termination shall not result in a renewal or reinstatement of this Lease.

         12.4. The foregoing provisions of this Section 12 are in addition to and do not affect Landlord's right to re-entry or any other rights of Landlord hereunder or as otherwise provided by law.

13.      Taxes

         13.1. Tenant shall pay, prior to delinquency, any and all taxes levied against any personal property or trade fixtures placed by Tenant in or about the Demised Premises.

         13.2. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or, if the assessed valuation of the Building or the Project is increased by the inclusion therein of a value attributable to Tenant's personal property or trade fixtures, and if Landlord, after written notice to Tenant, pays the taxes based upon such increase in the assessed value, then Tenant shall upon demand repay to Landlord the taxes so levied against Landlord.

14.      Condition of Demised Premises

         14.1. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of the Demised Premises or the Building or Project, or with respect to the suitability for the conduct of Tenant's business. The taking of possession of the Demised Premises by Tenant shall, except as otherwise agreed in writing by Landlord and Tenant conclusively establish that the Demised Premises and Building were at such time in good, sanitary and satisfactory condition and repair. Tenant further acknowledges that Tenant is accepting the Demised Premises "AS-IS," provided, however, that the foregoing shall in no way limit Landlord's obligations under the Lease, including without limitation, Landlord's obligations to perform Capital Repairs, maintenance and repairs of the Project Common Areas and repairs, subsequent to any casualty or condemnation as set forth herein.

15.      Parking Facilities

         15.1. As an appurtenance to the Demised Premises, Tenant shall have the exclusive right on a reserved basis to use parking facilities serving the Building located on the Land and depicted on the Site Plan as "Tenant's Designated Spaces" (the "Parking Allotment").

         15.2. Tenant agrees not to unreasonably overburden the parking facilities in excess of the Parking Allotment and agrees to cooperate with Landlord and other tenants in the use of parking facilities. Landlord reserves the right to determine that parking facilities are becoming overcrowded and to limit Tenant's use thereof (but not below the Parking Allotment). Upon such determination, Landlord may reasonably allocate parking spaces among Tenant and other tenants; provided that Tenant shall at all times be allowed to use the Parking Allotment. In the alternative, if Landlord determines that Tenant's customers, clients, or invitees appear to be using more than the Parking Allotment, Landlord may require Tenant and its employees to obtain parking outside the Project for such excess uses. However, nothing in this Section 15.2 is intended to create an affirmative duty on Landlord's part to monitor parking.

16.      Utilities and Services

         16.1. Tenant shall pay for all water, (including the cost to service, repair and replace reverse osmosis, deionized and other treated water) gas, heat, light, power, telephone and other utilities supplied to the Demised Premises, together with any fees, surcharges and taxes thereon. All such utilities shall be separately metered to Tenant.

         16.2. Landlord shall not be liable for, nor shall any eviction of Tenant result from, the failure to furnish any such utility or service whether or not such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, governmental regulation, moratorium or other governmental action, inability despite the exercise of reasonable diligence or by any other cause. In the event of such failure, Tenant shall not be entitled to any abatement or reduction of Rent, nor be relieved from the operation of any covenant or agreement of this Lease.

         16.3. Tenant shall pay directly to the applicable utility or service provider, prior to delinquency, for all utilities and services which may be furnished to Tenant or the Demised Premises during the Term.

         16.4. If Tenant desires to use any device in the Demised Premises, including, but without limitation, data processing machines and laboratory equipment, which will in any way increase the amount of ventilation, air exchange, gas, steam, electricity or water beyond the existing capacity of the Building, Tenant shall be solely responsible for all cost and expense in connection with increasing the existing capacity of the Building, and all alterations required to so increase the capacity shall be made upon prior written notice to Landlord and pursuant to the terms and provisions of Article 17.

         16.5. [Intentionally Omitted.]

         16.6. [Intentionally Omitted.]

         16.7. Landlord reserves the right to stop service of the elevator, plumbing, ventilation, air conditioning and electric systems, when necessary, by reason of accident or emergency or for repairs, alterations or improvements (but only to the extent and for such time as reasonably necessary under the circumstances), in the reasonable judgment of Landlord desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed, and Landlord shall use its good faith efforts to cause such repairs, alterations or improvements to be promptly completed. Landlord shall further have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilation, air conditioning or electric service, when prevented from doing so by strike or accident, or by laws, rules, order, ordinances, directions, regulations or requirements of any federal, state, country or municipal authority or failure to deliver gas, oil or other suitable fuel supply or inability by exercise of reasonable diligence to obtain gas, oil or other suitable fuel. It is expressly understood and agreed that any covenants on Landlord's part to furnish any service pursuant to any of the terms, covenants, conditions, provisions or agreements of this Lease, or to perform any act or thing for the benefit of Tenant, shall not be deemed breached if Landlord is unable to furnish or perform the same by virtue of a strike or labor trouble or any other cause outside the reasonable control of Landlord.

17.      Alterations

         17.1. Tenant shall make no alterations, additions or improvements in or to the Demised Premises without Landlord's prior written consent, which approval shall not be unreasonably withheld, conditioned or delayed (provided, however, that in the event any proposed alteration, addition or improvement affects (i) any structural portions of the Building including exterior walls, roof, foundation and core of the Building, (ii) the exterior of the Building or (iii) any Building systems, including elevator, plumbing, air conditioning, heating electrical, security, life safety and power, then Landlord may withhold its consent with respect thereto in its sole and absolute discretion), and then only by architects, contractors, suppliers or mechanics approved by Landlord in Landlord's reasonable discretion. In seeking Landlord's approval, Tenant shall provide Landlord, at least fourteen (14) days in advance of any proposed construction, with plans, specifications, bid proposals, work contracts and such other information concerning the nature and cost of the alterations as may be reasonably requested by Landlord. Notwithstanding anything contained herein to the contrary, to the extent Tenant desires to alter the Demised Premises for the purpose of installing ventilation hoods and ventilation systems, back-up generators or security systems, Landlord shall grant or withhold its consent in the exercise of its reasonable discretion and such consent shall not be unreasonably conditioned or delayed. Further, alterations to the Demised Premises having a cost of $25,000 or less which are not referenced in the previous sentence or described in items (i) (ii) or (iii) of this Section 17.1 may be made by Tenant without Landlord's consent or approval; provided, however, Tenant shall provide Landlord with prior written notice describing in reasonable detail the alterations being undertaken by Tenant without Landlord's consent.

         17.2. [Intentionally Omitted.]

         17.3. Tenant agrees that there shall be no construction of partitions or other obstructions which might interfere with free access to mechanical installation or service facilities of the Building or interfere with the moving of Landlord's equipment to or from the enclosures containing said installations or facilities.

         17.4. Tenant agrees that any work by Tenant shall be accomplished in such a manner as to permit any fire sprinkler system and fire water supply lines to remain fully operable at all times.

         17.5. Tenant covenants and agrees that all work done by Tenant shall be performed in full compliance with all laws, rules, orders, ordinances, directions, regulations, and requirements of all governmental agencies, offices, departments, bureaus and boards having jurisdiction, and in full compliance with the rules, orders, directions, regulations, and requirements of any applicable fire rating bureau. Upon demand by Landlord, Tenant shall provide Landlord with (i) construction agreements, building plans, lien releases and other similar documentation with respect to any improvements or alterations reasonably requested by Landlord or Landlord's lenders, insurers or investors, and (ii) "as-built" plans showing any change in the Demised Premises.

         17.6. Before commencing any work, Tenant shall give Landlord at least fourteen (14) days prior written notice of the proposed commencement of such work and shall, for any work costing in excess of One Hundred Thousand Dollars ($100,000) and if required by Landlord, secure at Tenant's own cost and expense a completion and lien indemnity bond or other security for completion of said work reasonably satisfactory to Landlord.

         17.7. All alterations, attached equipment, decorations, fixtures, trade fixtures, additions and improvements, built-in furniture and cabinets, together with all additions and accessories thereto, subject to Sections 17.9 and 17.10, attached to or built into the Demised Premises, made by either of Landlord or Tenant from and after the Effective Date, including (without limiting the generality of the foregoing) all floor and wallcovering, built-in cabinet work and paneling, sinks and related plumbing fixtures, exterior venting fume hoods and walk-in freezers and refrigerators, clean rooms, climatized rooms, ductwork, conduits, electrical panels and circuits, shall become the property of Landlord upon the expiration or earlier termination of the term of this Lease, and shall remain upon and be surrendered with the Demised Premises as a part thereof. At the same time as Landlord delivers to Tenant Landlord's consent to any alteration, addition or improvement pursuant to Section 17.1, Landlord shall notify Tenant of Landlord's election to cause Tenant to remove any items which are the subject of such consent from the Demised Premises upon the expiration or earlier termination of this Lease, and, if Landlord so elects, Tenant shall remove such alterations, attached equipment, decorations, fixtures, trade fixtures, additions and improvements upon the expiration or earlier termination of this Lease and restore any damage caused by or occasioned as a result of such result. Tenant shall be deemed to be in occupancy of the Demised Premises during any such restoration period.

         17.8. [Intentionally Omitted.]

         17.9. Except as to those items listed on Exhibit "D" attached hereto and incorporated herein, all business and trade fixtures, machinery and equipment, built-in furniture and cabinets, together with all additions and accessories thereto, installed in and upon the Demised Premises as of the Effective Date shall be and remain the property of Landlord and shall not be moved by Tenant at any time during the Term. If Tenant shall fail to remove all of its property from the Demised Premises prior to expiration or earlier termination of this Lease, then Landlord may, at its option, remove the same in any manner that Landlord shall choose, and store said effects without liability to Tenant for loss thereof or damage thereto, and Tenant agrees to pay Landlord upon demand any expenses incurred by Landlord in connection with such removal and storage or Landlord may, subject to applicable law, at its option, without notice, sell said property or any of the same, at private sale and without legal process, for such price as Landlord may obtain and apply the proceeds of such sale against any amounts due under this Lease from Tenant to Landlord and against any expenses incident to the removal, storage and sale of said personal property.

         17.10. Notwithstanding any other provision of this Section 17 to the contrary, in no event may Tenant remove any improvement from the Demised Premises as to which Landlord contributed payment without Landlord's prior written consent, which may be withheld in Landlord's sole discretion.

         17.11. In connection with any improvement or alteration project costing in excess of Twenty-Five Thousand ($25,000), Tenant shall pay to Landlord up to five percent (5%) of the cost to Tenant of all charges incurred by Tenant of its contractors or agents in connection with such alterations, additions or improvements to the Demised Premises to cover Landlord's actual expenses for plan review, coordination, scheduling and supervision thereof. For purposes of payment of such sum, Tenant shall submit to Landlord copies of all bills, invoices, and statements covering the costs of such charges, which will be accompanied by payment to Landlord of the percentage fee set forth above. Tenant shall reimburse Landlord for any extra expense incurred by Landlord by reason of faulty work done by Tenant or its contractors, or by reason of delays caused by such work, or by reason of inadequate cleanup.

18.      Repairs and Maintenance

         18.1. Landlord shall perform the Capital Repairs and shall repair and maintain the Project Common Areas, including, without limitation, repair and maintenance of landscaping, parking facilities, driveways, walkways, lighting, utilities, snow removal, irrigation and storm water management systems (and the full or amortized cost thereof, as applicable, shall be included as a part of Operating Expenses), unless such Capital Repairs or maintenance or repairs are required in whole or in part because of any act, neglect, fault of or omissions of any duty by Tenant, its agents, servants, employees, contractors, guests or invitees, in which case Tenant shall pay to Landlord the cost of such Capital Repairs or maintenance and repairs to the extent such costs are incurred as a result of any act, neglect, fault of or omission of any duty by Tenant, its agents, servants, employees, contractors, guests or invitees.

         18.2. Except for services of Landlord, if any, required by Section 18.1, Tenant shall at Tenant's sole cost and expense keep the Demised Premises and every part thereof in good condition and repair, damage thereto from ordinary wear and tear excepted and subject to the provisions of Section 22. Tenant shall, upon the expiration or earlier termination of this Lease, surrender the Demised Premises to Landlord in as good as condition as when received, ordinary wear and tear excepted and subject to the provisions of Section 22. Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Demised Premises or any part thereof.

         18.3. [Intentionally Omitted.]

         18.4. [Intentionally Omitted.]

         18.5. This Section 18 relates to repairs and maintenance arising in ordinary course of operation of the Building, the Project and any related facilities. In the event of fire, earthquake, flood, vandalism, war, or similar cause of damage or destruction, this Section 18 shall not be applicable and the provisions of Section 22 shall apply and control.

19.      Liens

         19.1. Subject to the immediately succeeding sentence, Tenant shall keep the Demised Premises, the Building, and the Land free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant. Tenant further covenants and agrees that any mechanic's lien filed against the Demised Premises or against the Building or the Project for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within thirty (30) days after the receipt of notice of the filing thereof, at the sole cost and expense of Tenant.

         19.2. Should Tenant fail to discharge any lien of the nature described in Section 19.1, Landlord may at Landlord's election pay such claim or post a bond or otherwise provide security to eliminate the lien as a claim against title and the cost thereof shall be immediately due from Tenant as Additional Rent.

         19.3. In the event Tenant shall lease or finance the acquisition of office equipment, furnishings, or other personal property of a removable nature utilized by Tenant in the operation of Tenant's business, Tenant warrants that any Uniform Commercial Code Financing Statement executed by Tenant will upon its face or by exhibit thereto indicate that such Financing Statement is applicable only to removable personal property of Tenant located within the Demised Premises. In no event shall the address of the Building be furnished on the statement without qualifying language as to applicability of the lien only to removable personal property owned by Tenant, located in an identified suite held by Tenant. Should any holder of a Financing Statement executed by Tenant record or place of record a Financing Statement which appears to constitute a lien against any interest of Landlord or against equipment which may be located other than within the Demised Premises, Tenant shall within ten (10) days after filing such

Financing Statement (i) cause a copy of the Security Agreement or other documents to which Financing Statement pertains to be furnished to Landlord to facilitate Landlord's being in a position to show such lien is not applicable to Landlord's interest, and (ii) cause Tenant's lender to amend any documents of record so as to clarify that such lien is not applicable to any interest of Landlord in the Building or the Project.

20.      Indemnification and Exculpation

         20.1. Tenant hereby indemnifies and agrees to defend and save Landlord harmless from and against any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses actually incurred in investigating or resisting the same (including, without limitation, reasonable attorneys' fees, charges and disbursements actually incurred), for injury or death to person or injury to property occurring within or about Project, arising out of Tenant's, it's employees, agents or guests use or occupancy of the Project or a breach or default by Tenant in the performance of any of its obligations hereunder, except to the extent caused by the willful act or gross negligence of the Landlord.

         20.2. Landlord hereby indemnifies and agrees to defend, hold and save Tenant harmless from and against any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses actually incurred in investigating or resisting the same (including, without limitation, reasonable attorneys' fees, charges and disbursements actually incurred), for injury or death to person or injury to property occurring within or about the Project, arising out of the use or occupancy of the Project by Landlord and its employees, agents, or guests or a breach or default by Landlord in the performance of any of its obligations hereunder, except to the extent caused by the willful act or gross negligence of Tenant.

         20.3. Landlord shall not be liable to Tenant and Tenant assumes all risk of damage to personal property or scientific research, including loss of records kept within the Demised Premises if the cause of such damage is of a nature which, if Tenant had elected to maintain fire and theft insurance with extended coverage and business records endorsement available on a commercially reasonable basis, would be a loss subject to settlement by the insurance carrier, including, but not limited to, damage or losses caused by fire, electrical malfunctions, gas explosion, and water damage of any type, including, but not limited to, broken water lines, malfunction of fire sprinkler system, roof leakage or stoppages of lines unless and except if such loss is due to willful disregard of Landlord after written notice by Tenant of need for a repair which Landlord is responsible to make for an unreasonable period of time. Tenant further waives any claim for injury to Tenant's business or loss of income relating to any such damage or destruction of personal property including any loss of records.

         20.4. Landlord shall not be liable for any damages arising from any act, omission or neglect of any other tenant in the Building or the Project or of any other unrelated third party, except to the extent caused by the willful act or gross negligence of Landlord or any of its employees, agents or independent contractors.

         20.5. Security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts and it is agreed that Landlord shall not be liable for injuries or losses caused by criminal acts of third parties and the risk that any security device or service may malfunction or otherwise be circumvented by a criminal is assumed by Tenant. Tenant shall at Tenant's cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

21.      Insurance - Waiver of Subrogation

         21.1. Landlord, as part of Operating Expenses, shall carry throughout the Term insurance upon the Building, (i) in an amount equal to full replacement cost (exclusive of the costs of excavation, foundations, and footings, and without reference to depreciation taken by Landlord upon its books or tax returns), (ii) providing protection against any peril generally included within the classification "Fire and Extended Coverage" together with insurance against sprinkler damage (if applicable), vandalism and malicious mischief and rental losses for a period not less than twelve (12) months, and
(iii) if commercially available, with a deductible not to exceed Ten Thousand Dollars ($10,000). At Tenant's request, Landlord shall use its good faith efforts to cause such deductible to be reduced, provided that such reduced deductible is commercially available and that Tenant shall be solely responsible for all costs and expenses in connection with the reduction of such deductible, including, without limitation, any increases in the premium associated with such reduced deductible. Landlord, subject to availability thereof and, as part of Operating Expenses, shall further insure as Landlord deems appropriate coverage against flood, environmental hazard and earthquake, loss or failure of building equipment, rental loss during the period of repair or rebuild, workmen's compensation insurance and fidelity bonds for employees employed to perform services. Notwithstanding the foregoing, Landlord may, but shall not be deemed required to, provide insurance as to any improvements installed by Tenant or which are in addition to the standard improvements customarily furnished by Landlord without regard to whether or not such are made a part of the Building.

         21.2. Landlord, as part of Operating Expenses, shall further carry throughout the Term commercial general liability insurance with a single loss limit of not less than Two Million Dollars ($2,000,000.00) for death or bodily injury, or property damage with respect to the Project.

         21.3. Tenant at its own cost shall procure and continue in effect from the Term Commencement Date and continuing throughout the Term (and occupancy by Tenant, if any, after the expiration or earlier termination of this Lease) comprehensive commercial liability insurance with limits of not less than Two Million Dollars ($2,000,000.00) per occurrence for death or bodily injury, not less than One Million Dollars ($1,000,000.00) for property damage with respect to the Demised Premises, and not less than a Five Million Dollar ($5,000,000) aggregate loss limit.

         21.4. The aforesaid required insurance shall name Landlord and Tenant, and their respective officers, employees and agents, as insureds. All insurance required by this Article 21 shall be with companies having a rating of not less than policyholder rating of A and financial category rating of at least Class XII in "Best's Insurance Guide." Each of Landlord and Tenant shall obtain from its insurance companies or cause its insurance companies to furnish certificates of coverage to the other party hereto. No such policy shall be cancelable or subject to reduction of coverage or other modification or cancellation except after thirty (30) days prior written notice to Landlord from the insurer. All such policies shall be written as primary policies, not contributing with and not in excess of the coverage which Landlord may carry. Tenant's policy may be a "blanket policy" which specifically provides that the amount of insurance shall not be prejudiced by other losses covered by the policy. Each of Landlord and Tenant shall, at least twenty (20) days prior to the expiration of such policies, furnish the other party hereto with renewals or binders. Tenant agrees that if Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and at its cost to be paid as Additional Rent.

         21.5. Tenant assumes the risk of damage to any fixtures, goods, inventory, merchandise, equipment, and leasehold improvements, and Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom relative to such damage all as more particularly heretofore set forth within this Lease. Tenant at Tenant's cost shall carry such insurance as Tenant desires for Tenant's protection with respect to personal property of Tenant or business interruption.

         21.6. The party carrying the insurance required hereunder shall upon written request of the other party hereto, also designate and furnish certificates evidencing the requesting party as an insured to (i) any lender of such requesting party holding a security interest in, as applicable, the Lease or the Building or real property upon which the Building is situated, and/or
(ii) the landlord under any lease wherein Landlord is tenant of the real property whereupon the Building is located if the interest of Landlord is or shall become that of a tenant under a ground lease rather than that of a fee owner, and/or (iii) any management company retained by Landlord to manage the Project.

         21.7. Landlord and Tenant each hereby waive any and all rights of recovery against the other or against the officers, directors, employees, agents, and representatives of the other, on account of loss or damage occasioned to such waiving party or its property or the property of others under its control to the extent that such loss or damage is insured against under any fire and extended coverage insurance policy which either may have in force, but not less than as required pursuant to this Article 21, at the time of such loss or damage. Such waivers shall continue as long as their respective insurers so permit. Any termination of such a waiver shall be by written notice of circumstances as hereinafter set forth. Landlord and Tenant upon obtaining the policies of insurance required or permitted under this Lease shall give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease. If such policies shall not be obtainable with such waiver or shall be so obtainable only at a premium over that chargeable without such waiver, the party seeking such policy shall notify the other thereof, and the latter shall have ten (10) days thereafter to either
(i) procure such insurance with companies reasonably satisfactory to the other party or (ii) agree to pay such additional premium. If neither (i) nor (ii) are done, this Section 21.7 shall have no effect during such time as such policies shall not be obtainable or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium. If such policies shall at any time be unobtainable, but shall be subsequently obtainable, neither party shall be subsequently liable for a failure to obtain such insurance until a reasonable time after notification thereof by the other party. If the release of either Landlord or Tenant, as set forth in the first sentence of this
Section 21.7 shall contravene any law with respect to exculpatory agreements, the liability of the party in question shall be deemed not released but shall be secondary to the other's insurer.

         21.8. Landlord may require insurance policy limits to be raised to conform with requirements of Landlord's lender.

22.      Damage or Destruction

         22.1. In the event of a partial destruction of the Building (i) by fire or other perils covered by extended coverage insurance required by Section 21 not exceeding (x) twenty-five percent (25%) of the full insurable value thereof, or (y) so long at least five (5) years will remain in the Term (as the Term may have been extended pursuant to Section 41 hereof) as of the date of completion of reconstruction, fifty percent (50%) of the full insurable value thereof; (ii) the damage thereto is such that the Building may be repaired, reconstructed, or restored within a period of nine (9) months from the date of the happening of such casualty; and (iii) Landlord will receive insurance proceeds sufficient to cover the cost of such repairs (except for any deductible amount provided by Landlord's policy pursuant to the terms of
Section 21, which deductible amount if paid by Landlord shall be an Operating Expense), Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration and this Lease shall continue in full force and effect.

         22.2. In the event of any damage to or destruction of the Building, other than as provided in Section 22.1, Landlord may elect to repair, reconstruct and restore the Building, in which case this Lease shall continue in full force and effect. If Landlord elects not to repair then this Lease shall terminate as of date of destruction.

         22.3. Landlord shall give written notice to Tenant of its election not to repair, reconstruct or restore the Building or Project within the sixty (60) day period following the date of damage or destruction.

         22.4. Upon any termination of this Lease under any of the provisions of this Section, the parties shall be released thereby without further obligation to the other from the date possession of the Demised Premises is surrendered to the Landlord except for obligations which have theretofore accrued.

         22.5. In the event of repair, reconstruction and restoration as herein provided, the rental provided to be paid under this Lease shall be abated proportionately based on the extent to which Tenant's use of the Demised Premises is impaired during the period of such repair, reconstruction or restoration, unless Landlord provides Tenant with other space during the period of repair, which in Tenant's reasonable opinion is suitable for the temporary conduct of Tenant's business.

         22.6. Notwithstanding anything to the contrary contained in this Section, should Landlord be delayed or prevented from completing the repair or restoration of the damage to the Demised Premises after the occurrence of such damage or destruction by reason of acts of God or war, governmental restrictions, inability to procure the necessary labor or materials, strikes, or other reasons beyond the control of Landlord (collectively, "Force Majeure Delay"), the time for Landlord to commence or complete repairs shall be extended; provided, at the election of either party exercisable by the delivery of written notice to the other party not later than sixty (60) days after Landlord notifies Tenant of Landlord's inability to complete the repairs by the end of the eighteenth (18th) month following such damage as a result of a Force-Majeure Delay, Landlord shall be relieved of its obligation to make such repairs or restoration and Tenant shall be released from its obligation under this Lease effective as of the date of the receipt of such written notice.

         22.7. If Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall be obligated to make repairs or restoration only of those portions of the Building and the Demised Premises which were originally provided at Landlord's expense; the repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant. In the event Tenant elected to upgrade certain improvements from the standard normally provided by Landlord, Landlord shall, upon the need for replacement due to an insured loss, provide only the standard Landlord improvements unless Tenant shall elect to again upgrade and pay any additional cost of such upgrades, except to such extent as insurance proceeds which, if received, the excess proceeds are adequate to provide such upgrades, in addition to providing for basic reconstruction and standard improvements.

         22.8. Notwithstanding anything to the contrary contained in this Section, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Demised Premises when the damage resulting from any casualty covered under this Section exceeds Fifty Thousand Dollars ($50,000) and occurs during the last twenty-four (24) months of the Term (as the Term may have been extended pursuant to Section 41 hereof), or to the extent that insurance proceeds are not available therefor; provided, however, that if Landlord elects not to repair, reconstruct or restore under this Section 22.8 Tenant may cause Landlord to repair, reconstruct or restore (so long as, and to the extent that, insurance proceeds are available) by exercising its right to extend the Term of the Lease within fifteen (15) days of Landlord's notice to Tenant of Landlord's election not to repair pursuant to this Section 2.8. If Landlord elects not to repair then this Lease shall terminate as of date of destruction.

23.      Eminent Domain

         23.1. In the event the whole of the Demised Premises, or such part thereof as shall substantially interfere with the Tenant's use and occupancy thereof, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, Tenant or Landlord may terminate this Lease effective as of the date possession is required to be surrendered to said authority.

         23.2. In the event of a partial taking of the Building or the Land for any public or quasi-public purpose by any lawful power or authority by exercise of right of appropriation, condemnation, or eminent domain, or sold to prevent such taking, then Landlord may elect to terminate this Lease as of such taking if such taking is, in the opinion of Landlord, of a material nature such as to make it uneconomical to continue use of the unappropriated portion for the purposes contemplated by this Lease.

         23.3. Tenant shall be entitled to any award which is specifically awarded as compensation for the taking of Tenant's property, which was installed at Tenant's expense and for costs of Tenant moving to a new location. Except as before set forth, any award for such taking shall belong to Landlord; provided, that, Tenant shall have the right, at Tenant's sole cost and expense, to pursue a separate award from the condemning authority in connection with such taking and Tenant hereby indemnifies and agrees to defend and save Landlord harmless from and against any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses actually incurred (including, without limitation, reasonable attorneys' fees, charges and disbursements actually incurred) arising out of or in connection with Tenant's pursuit of such separate award, including, without limitation, any reduction in the award granted to Landlord.

         23.4. If, upon any taking of the nature described in this Section 23, this Lease continues in effect, the Landlord shall promptly proceed to restore the Demised Premises, Building and the Project to substantially their same condition prior to such partial taking. To the extent such restoration is feasible, as determined by Landlord in its sole discretion, the Rent shall be abated proportionately based upon the extent to which Tenant's use of the Demised Premises has decreased on the basis of the percentage of the rental value of the Demised Premises after such taking and the rental value of the Demised Premises prior to such taking.

24.      Defaults and Remedies

         24.1. If Tenant is in Default of Tenant's obligation to pay Rent, Tenant shall pay to Landlord an additional sum of six percent (6%) of the overdue Rent as a late charge. In addition to the late charge if Tenant is in Default of Tenant's obligation to pay Rent. Rent not paid when due shall bear interest from the 5th day after date due until paid at the lesser of (i) twelve percent (12%) per annum or (ii) the maximum rate permitted by law.

         24.2. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent payment herein stipulated shall be deemed to be other than on account of the Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided. If at any time a dispute shall arise as to any amount or sum of money to be paid by Tenant to Landlord, Tenant shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of Tenant to institute suit for recovery of the payment paid under protest.

         24.3. If Tenant fails to pay any sum of money required to be paid by it hereunder, or shall fail to perform any other act on its part to be performed hereunder, Landlord may, without waiving or releasing Tenant from any obligations of Tenant, but shall not be obligated to, make such payment or perform such act. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to twelve percent (12%) per annum or highest rate permitted by law, whichever is less, shall be payable to Landlord on demand as Additional Rent.

         24.4. The occurrence of any one or more of the following events shall constitute a "Default" hereunder by Tenant:

               24.4.1 The abandonment or vacation of the Demised Premises by Tenant;

               24.4.2 The failure by Tenant to make any payment of Rent as and when due and such failure continues for more than five (5) days following delivery of written notice from Landlord (provided, however, that (i) no such notice shall be required in the event that Landlord has given one (1) such notice to Tenant within the preceding twelve (12) months, and (ii) such notice shall be in place of, and not in addition to, any similar notice required under Georgia law);;

               24.4.3 The failure by Tenant to observe or perform any obligation or covenant contained herein (other than described in Section 24.4.1 and 24.4.2) to be performed by Tenant, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant. Such notice shall be in lieu of, and not in addition to, any notice required under Georgia law; provided that if the nature of Tenant's default is such that it reasonably requires more than thirty (30) days to cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said thirty (30) day period and thereafter diligently prosecutes the same to completion provided, however, that such cure is completed no later than ninety (90) days from the date of written notice;

               24.4.4 Tenant makes an assignment for the benefit of creditors;

               24.4.5 A receiver, trustee or custodian is appointed to, or does, take title, possession or control of all, or substantially all, of Tenant's assets and is not judicially dismissed within sixty (60) days after appointment;

                  24.4.6 Tenant files a voluntary petition under the Bankruptcy Code (or any similar law) or an order for relief is entered against Tenant pursuant to a voluntary or involuntary proceeding commenced under any chapter of the Bankruptcy Code;

                  24.4.7 Any involuntary petition if filed against the Tenant under any chapter of the Bankruptcy Code and is not dismissed within ninety
(90) days; or

                  24.4.8 Tenant's interest in this Lease is attached, executed upon, or otherwise judicially seized and such action is not released within ninety (90) days of the action. Notices given under this Section 24.4 shall specify the alleged default and shall demand that Tenant perform the provisions of this Lease or pay the Rent that is in arrears, as the case may be, within the applicable period of time, or quit the Demised Premises. No such notice shall be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice. Notwithstanding anything to the contrary set forth herein, any Default relating to the payment of money shall be deemed cured upon receipt by Landlord of the original amount payable by Tenant, together will all late charges and interest due and owing on such original amount as of the date of delivery of such original amount to Landlord.

         24.5. In the event of a Default by Tenant, and at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have, Landlord shall be entitled to terminate Tenant's right to possession of the Demised Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Demised Premises to Landlord. In such event, Landlord shall have the immediate right to re-enter and remove all persons and property, and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby. In the event that Landlord shall elect to so terminate this Lease, then Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's Default, including:

               24.5.1 The worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus

               24.5.2 The worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination for the balance of the term exceeds the reasonable rental value of the Demised Premises for such time period; plus

               24.5.3 Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligation under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the cost of restoring the Demised Premises to the condition required under the terms of this Lease; plus

               24.5.4 At the Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

As used in Sections 24.5.1 above, "worth at the time of award" shall be computed by allowing interest at the rate specified in Section 24.1. As used in
Section 24.5.2 above, the "worth at the time of the award" shall be computed by taking the present value of such amount, by using the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus six (6) percentage points.

         24.6. If Landlord does not elect to terminate this Lease as provided in this Section, then Landlord may, from time to time, recover all Rent as it becomes due under this Lease. At any time thereafter, Landlord may elect to terminate this Lease and to recover damage to which Landlord is entitled.

         24.7. In the event Landlord elects to terminate this Lease and relet the Demised Premises, it may execute any new lease in its own name. Tenant hereunder shall have no right or authority whatsoever to collect any Rent from such tenant. The proceeds of any such reletting shall be applied as follows:

                  First, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord, including, but not limited to, storage charges or brokerage commissions owing from Tenant to Landlord as the result of such reletting;

                  Second, to the payment of the costs and expenses of reletting the Demised Premises, including alterations and repairs which Landlord deems reasonably necessary and advisable and reasonable attorneys' fees, charges and disbursements actually incurred by Landlord in connection with the retaking of the Demised Premises and such reletting;

                  Third, to the payment of Rent and other charges due and unpaid hereunder; and

                  Fourth, to the payment of future Rent and other damages payable by Tenant under this Lease.

         24.8. All rights, options, and remedies of Landlord contained in this Lease shall be construed and held to be nonexclusive and cumulative. Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease. No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord of any Rent or other payments due hereunder or any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver.

         24.9. Termination of this Lease or Tenant's right to possession by Landlord shall not relieve Tenant from any liability to Landlord which has theretofore accrued or shall arise based upon events which occurred prior to the last to occur of (i) the date of Lease termination or (ii) the date possession of Demised Premises is surrendered.

         24.10. Landlord shall not be in default under any provision of this Lease unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event shall such failure continue for more than thirty (30) days after written notice by Tenant specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. In the event that Landlord fails to cure any default within the time periods set forth in this Section 24.10, or in the event of a condition giving rise to an emergency threatening imminent harm to human health or safety or substantial damage to property, Tenant shall have the right to take all necessary and reasonable action to cure such default or remedy such condition to the extent necessary to eliminate the emergency, and all such action shall be performed by Tenant is a good and workmanlike manner in accordance will all applicable governmental requirements. Upon delivery to Landlord of documentation of the costs and expenses incurred by Tenant pursuant to the provisions of this Section 24.10, which costs and expenses shall be at the market rate regardless of whether Tenant performs the work or hires unrelated third parties and shall not exceed the amounts necessary to cure the specific default or emergency condition, Landlord shall reimburse Tenant for such documented costs and expenses.

         24.11. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee or a mortgage covering the Demised Premises and to any landlord of any lease of any building in which Demised Premises is located whose address shall have been furnished, and Tenant shall offer such beneficiary, mortgagee and/or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Building by power of sale or a judicial action if such should prove necessary to effect a cure, provided the Landlord shall have furnished to Tenant in writing the names and addresses of all such persons who are to receive such notices.

25.      Assignment or Subletting

         25.1. Assignment. Tenant shall not, either voluntarily or by operation of law, directly or indirectly, sell, hypothecate, assign, pledge, encumber or otherwise transfer this Lease, without the prior written consent of Landlord in each instance, which consent may be withheld in Landlord's sole discretion.

         25.2. Subleasing. Except as hereinafter provided, Tenant shall not, either voluntarily or by operation of law, directly or indirectly, sublet the Demised Premises or any part thereof, or permit or suffer the Demised Premises or any part thereof to be used or occupied as work space, storage space, mailing privileges, concession or otherwise by anyone other than Tenant or Tenant's employees, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld conditioned or delayed. Landlord shall consent to the subleases of portions of the Demised Premises to CytRx Corporation or its affiliates which are in compliance with the terms of Section 25.7. 10 and are for a period not to exceed two (2) years from the date hereof.

         25.3. If Tenant is a corporation, the shares of which are not actively traded upon a stock exchange or in the over-the-counter market, a transfer or series of transfers whereby twenty-five percent (25%) or more of the issued and outstanding shares of such corporation are, or the voting control is, transferred (but excepting transfers upon deaths of individual shareholders) from a person or persons or entity or entities which were owners thereof at time of execution of this Lease to persons or entities who were not owners of shares of the corporation at time of execution of this Lease shall be deemed an assignment of this Lease requiring the consent of Landlord as provided in
Section 25.1 above.

         25.4. If Tenant desires to assign this Lease to any entity into which Tenant is merged, with which Tenant is consolidated, or which acquires all or substantially all of the assets of Tenant, provided that the assignee first executes, acknowledges and delivers to Landlord an agreement whereby the assignee agrees to be bound by all of the covenants and agreements in this Lease and that the assignee shall have a net worth (determined in accordance with generally accepted accounting principles consistently applied) immediately after such assignment which is at least equal to the net worth (as so determined) of Tenant immediately prior to the assignment (or as of the date hereof, if greater), then Landlord, upon receipt of proof of foregoing shall consent to such assignment so long as no change in the permitted use pursuant to Section 2 is requested.

         25.5. In the event Tenant desires to assign, sublease, hypothecate or otherwise transfer this Lease or sublet the Demised Premises, then at least thirty (30) days, but not more than ninety (90) days, prior to the date when Tenant desires the assignment or sublease to be effective (the "Assignment Date"), Tenant shall give Landlord a notice (the "Assignment Notice") containing information (including references) concerning the character of the proposed assignee or sublessee, the Assignment Date, any ownership or commercial relationship between Tenant and the proposed assignee or sublessee, and the consideration and all other material terms and conditions of the proposed assignment or sublease along with such other information as Landlord may reasonably require, all in such detail as Landlord shall reasonably require.

         25.6. Landlord in making its determination as to whether consent should be given to a proposed assignment or sublease, may give consideration to the financial strength of such successor (notwithstanding the assignor remaining liable for Tenant's performance) and any change in use which such successor proposes to make in use of Demised Premises. In no event shall Landlord be deemed to be unreasonable for declining to consent to transfer to a successor of poor reputation, lacking financial qualifications, or seeking change in use.

         25.7. As conditions precedent to Landlord considering a request by Tenant to Tenant's transfer of rights or subletting of the Demises Premises, Landlord may require any or all of the following:

               25.7.1 Tenant shall remain fully liable under this Lease during the unexpired Term;

               25.7.2 Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord that the value of Landlord's interest under this Lease will not thereby be diminished or reduced. Such evidence shall include, but need not be limited to, evidence respecting the relevant business experience and financial responsibility and status of the third party concerned;

               25.7.3 Tenant shall reimburse Landlord for Landlord's actual and reasonable costs and expenses not to exceed Two Thousand Dollars ($2,000), including, without limitation, reasonable attorneys' fees, charges and disbursements actually incurred in connection with the review, processing and documentation of such request ;

               25.7.4 Other than with respect to any subleases to the CytRx Corporation or its affiliates by the Tenant pursuant to Section 25.2, if Tenant's transfer of rights or sharing of the Demised Premises provides for the receipt by, on behalf or on account of Tenant of any consideration of any kind whatsoever (including, but not by way of limitation, a premium rental for a sublease or lump sum payment for an assignment) in excess of the rental and other charges due

Landlord under this Lease, Tenant shall pay to Landlord seventy-five percent (75%) of said excess, less reasonable amounts for broker commissions and attorneys' fees actually incurred by Tenant in connection with such sublease or assignment. If said consideration consists of cash paid to Tenant, said payment to Landlord shall be made upon receipt by Tenant of said cash payment;

               25.7.5 Written agreement from any applicable sublessee that in the event Landlord gives such third party notice that Tenant is in default under this Lease, such sublessee shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability to Landlord except to credit such payment against amounts due under the Lease, and any such sublessee shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however that in no event shall Landlord or its successors or assigns be obligated to accept such attornment;

               25.7.6 Any such transfer and consent shall be effected on forms reasonably approved by Landlord as to form and substance;

               25.7.7 Tenant shall not then be in Default hereunder in any respect;

               25.7.8 Such third party's proposed use of the Demised Premises shall be the same as Tenant's permitted use;

               25.7.9 Landlord shall not be bound by any provision of any agreement pertaining to Tenant's transfer of rights or subletting of the Demised Premises; provided, however, that no permitted transfer or subletting shall relieve Landlord from any of its obligations under this Lease;

               25.7.10 Any agreement pertaining to Tenant's transfer of rights or subletting of the Premises shall be in a form reasonably acceptable to Landlord and any such agreement shall not be modified or amended without Landlord's prior written consent, which consent shall not be unreasonably withheld. Tenant acknowledges and agrees that it shall be reasonable for Landlord to withhold its consent to any agreement which, it Landlord's opinion, contains any provision which would negatively impact Landlord's status as a real estate investment trust;

               25.7.11 Tenant shall deliver to Landlord one original executed copy of any and all written instruments evidencing or relating to Tenant's transfer of rights or subletting of the Demised Premises; and

               25.7.12 A list of Hazardous Materials, certified by the proposed sublessee to be true and correct, which the proposed sublessee intends to use or store in the Demised Premises. Additionally, Tenant shall deliver to Landlord, on or before the date any proposed sublessee takes occupancy of the Demised Premises, all of the items required pursuant to Section 39 relating to Hazardous Materials of such proposed sublessee.

         25.8. Any sale, assignment, hypothecation or transfer of this Lease or subletting of the Demised Premises that is not in compliance with the provisions of this Section 25 shall be void and shall, at the option of Landlord, terminate this Lease.

         25.9. The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignees of this Lease or sublessee of the Demised Premises from obtaining the consent of Landlord to any further assignment or subletting nor shall it release Tenant or any assignee or sublessee of Tenant from full and primary liability under the Lease.

         25.10. Notwithstanding any subletting or assignment Tenant shall remain fully and primarily liable for the payment of all Rent and other sums due, or to become due hereunder, and for the full performance of all other terms, conditions, and covenants to be kept and performed by Tenant. The acceptance of Rent or any other sum due hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting, assignment or other transfer of the Demised Premises.

         25.11. If Tenant delivers to Landlord an Assignment Notice indicating a desire to transfer this Lease to a transferee other than the Proceutics Purchaser or as provided within Section 25.4, then Landlord shall have the option, exercisable by giving notice to Tenant at any time within ten (10) days after Landlord's receipt of the Assignment Notice, to terminate this Lease as of the date specified in the Assignment Notice as the Assignment Date. If Landlord exercises such option, then Tenant shall have the right to withdraw such Assignment Notice by delivery to Landlord written notice of such election within five (5) days after Landlord's delivery of notice electing to exercise such option to terminate. In the event Tenant withdraws the Assignment Notice, this Lease shall continue in full force and effect as if such Assignment Notice had not been given. If Tenant fails to withdraw the Assignment Notice as hereinabove provided, this Lease, and the term and estate herein granted, shall terminate as of the Assignment Date. No failure of Landlord to exercise any such option to terminate this Lease shall be deemed to be Landlord's consent to the proposed Assignment, Sublease or other Transfer.

         25.12. If Tenant shall sublet the Demised Premises or any part, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent from any subletting of all or a part of the Demised Premises, and Landlord as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this Lease; except that, until the occurrence of a Default by Tenant, Tenant shall have the right to collect such rent.

26.      Attorneys' Fees and Costs

         Tenant shall be responsible for (i) all of Tenant's legal and related costs and fees in connection with this Lease, and (ii) all of Landlord's reasonable legal and related costs and fees actually incurred if Landlord is required to consult an attorney regarding the administration or enforcement of this Lease. If either party commences an action against the other party arising out of or in connection with this Lease, the prevailing party shall be entitled to have and recover from the non-prevailing party reasonable attorneys' fees, charges and disbursements and costs of suit actually incurred.

27.      Bankruptcy

         27.1. In the event a debtor, trustee, or debtor in possession under the Bankruptcy Code, or other person with similar rights, duties and powers under any other law, proposes to cure any default under this Lease or to assume or assign this Lease, and is obliged to provide adequate assurance to Landlord that (i) a default will be cured, (ii) Landlord will be compensated for its damages arising from any breach of this Lease, or (iii) future performance under this Lease will occur, then adequate assurance shall include any or all of the following, as designated by Landlord:

               27.1.1 Those acts specified in the Bankruptcy Code or other law as included within the meaning of adequate assurance, even if this Lease does not concern a shopping center or other facility described in such laws;

               27.1.2 A prompt cash payment to compensate Landlord for any monetary defaults or actual damages arising directly from a breach of this Lease;

               27.1.3 A cash deposit in an amount at least equal to the Security Deposit as referenced in 2.1.8 originally required at time of execution of this Lease.

               27.1.4 The assumption or assignment of all of Tenant's interest and obligations under this Lease.

28.      Estoppel Certificate

         Each of Tenant and Landlord shall, within ten (10) days of written notice from the other party hereto, execute, acknowledge and deliver a statement in writing substantially in the form attached to this Lease as Exhibit "E" with the blanks filled in, and on any other form reasonably requested by a proposed lender or purchaser, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advanced, if any, (ii) acknowledging that there are not, to such party's knowledge, any uncured defaults on the part of the other party hereunder, or specifying such defaults if any are claimed and (iii) setting forth such further information with respect to this Lease or the Demised Premises as may be reasonably requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Lease or the real property of which the Demised Premises are a part. Failure to deliver such statement within such time shall, at the option of the requesting party, constitute a Default under this Lease, and, in any event, shall be conclusive upon the non-requesting party that the Lease is in full force and effect and without modification except as may be represented by the requesting party in any certificate prepared and delivered for execution.

29.      Joint and Several Obligations

         29.1. If more than one person or entity executes this Lease as Tenant,

               29.1.1 Each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant, and

               29.1.2 The term "Tenant" as used in this Lease shall mean and include each of them jointly and severally. The act of, notice from, notice to, refund to, or the signature of, any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted, so given or received such notice or refund or so signed.

30.      Definition of Landlord; Limitation of Landlord's Liability

         30.1. The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only Landlord or the successor-in-interest of Landlord under this Lease at the time in question. In the event of any transfer, assignment or the conveyance of Landlord's fee title or leasehold interest, the landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall, subject to the provisions of Section 9.3, be freed and relieved from, and after the date of such transfer, assignment or conveyance, of all liability for the performance of any covenants or obligations contained in this Lease thereafter to be performed by Landlord and, without further agreement, the transferee of such title or leasehold shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder. Landlord may transfer its interest in the Demised Premises or this Lease without the consent of

Tenant and such transfer or subsequent transfer shall not be deemed a violation on the part of Landlord or the then grantor of any of the terms or conditions of this Lease.

         30.2. If Landlord is in default of this Lease, and as a consequence, Tenant recovers a money judgment against Landlord, the judgment shall be satisfied only out of the proceeds of sale received on execution of the judgment and levy against the right, title and interest of Landlord in the Building, and out of rent or other income from such real property receivable by Landlord , including insurance and condemnation proceeds actually received but not used in the repair of the property, or out of the consideration received by Landlord from the sale, financing, refinancing, or other disposition of all or any part of Landlord's right, title, and interest in the Building and Project.

         30.3. Landlord shall not be personally liable for any deficiency. If Landlord is a partnership or joint venture, the partners of such partnership shall not be personally liable and no partner of Landlord shall be sued or named as a party in any suit or action or service of process be made against any partner of Landlord except as may be necessary to secure jurisdiction of the partnership or joint venture. If Landlord is a corporation, the shareholders, directors, officers, employees, and/or agents of such corporation shall not be personally liable and no shareholder, director, officer, employee or agent of Landlord shall be sued or named as a party in any suit or action or service of process made against any shareholder, director, officer, employee or agent of Landlord. No partner, shareholder, director, employee, or agent of Landlord shall be required to answer or otherwise plead to any service of process and no judgment will be taken or writ of execution levied against any partner, shareholder, director, employee or agent of Landlord.

         30.4. Each of the covenants and agreements of this Section 30 shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or by common law and shall survive the termination of this Lease.

31.      Project Control by Landlord

         31.1. Landlord reserves full control over the Building and the Project to the extent not inconsistent with Tenant's enjoyment of the Demised Premises pursuant to the terms of this Lease. This reservation includes but is not limited to right of Landlord to expand the Project, subdivide the Project, convert the Building and or other buildings within the Project to condominium units, the right to grant easements and licenses to others and the right to maintain or establish ownership of the Building separate from fee title to the land on which the Building is located. Notwithstanding anything to the contrary set forth herein, Landlord shall not (i) alter the Demised Premises without Tenant's consent, which shall not be unreasonably withheld, conditioned or delayed with respect to nonmaterial alterations which do not affect Tenant's use of the Demised Premises as contemplated by this Lease or as may be required by any governmental entity, or
(ii) grant any rights to any third party to occupy any portion of the Demised Premises or any of the parking spaces of Tenant which comprise the Parking Allotment.

         31.2. Landlord further reserves the right to combine the Project with any other project in the area of the Project and owned by Landlord or its affiliates.

         31.3. Tenant shall, should Landlord so request, promptly join with Landlord in execution of such documents as may be reasonably appropriate to assist Landlord to implement any such action, provided that Tenant need not execute any document which is of nature wherein liability is created in Tenant or, if by reason of the terms of such document, Tenant will be deprived of the quiet enjoyment and use of the Demised Premises as granted by this Lease.

         31.4. Landlord may, at any and all reasonable times during non-business hours (or during business hours if Tenant so requests), and upon reasonable advance notice (provided that no time restrictions shall apply or advance notice need be given if an emergency necessitates an immediate entry), enter the Demised Premises to (a) inspect the same and to determine whether Tenant is in compliance with its obligations hereunder, (b) supply any service, perform any obligation or exercise any right which Landlord is permitted to exercise or required to supply or perform hereunder, (c) show the Demised Premises to prospective lenders, insurers, investors, purchasers or, during the last year of the Term, tenants, (d) post notices of nonresponsibility, and (e) access the telephone equipment, electrical substation and fire risers. Tenant, at Tenant's sole cost and expense, shall have the right to require that a representative of Tenant accompany Landlord during any such entry (provided that Landlord shall not be required to seek accompaniment of Tenant if an emergency necessitates an immediate entry), and Tenant shall not unreasonably withhold, condition or delay scheduling such accompaniment. In connection with any such alteration, improvement or repair, Landlord may erect in the Demised Premises or elsewhere in the Building or the Project scaffolding and other structures reasonably required for the work to be performed. In no event shall Tenant's Rent abate as a result of any such entry or work; provided, however, that all such work shall be done in such a manner as to cause as little interference with the use of the Demised Premises as contemplated by this Lease by Tenant and its permitted subtenants as reasonably possible. Landlord shall at all times retain a key with which to unlock all of the doors in the Demised Premises subject to Tenant's rights to establish "secure" areas pursuant to
Section 10.5. If an emergency necessitates immediate access to the Demised Premises, Landlord may use whatever force is necessary to enter the Demised Premises and any such entry to the Demised Premises shall not constitute a forcible or unlawful entry to the Demised Premises, an unlawful detainer of the Demised Premises, or an eviction of Tenant from the Demised Premises, or any portion thereof.

Notwithstanding anything to the contrary set forth herein, Tenant hereby indemnifies and agrees to defend and hold Landlord, its agents and contractors harmless from and against any and all claims, costs and liabilities including reasonable and actual attorneys' fees, charges and disbursements, arising out of or in connection with any injury, damage or other loss resulting from or arising out of Landlord's inability to access all or any part of the Demised Premises or the Building, including, without limitation, due to Tenant's failure to provide access to any "secure" area or to arrange for Landlord to be accompanied by a representative of Tenant.

         31.5. Landlord reserves the right to modify the Land and the exterior portions of the Building, including the right to add or remove landscaping

32.      Quiet Enjoyment

         So long as Tenant is not in default, Landlord covenants that Landlord or anyone acting through or under Landlord will not disturb Tenant's occupancy of the Demised Premises except as permitted by the provisions of this Lease.

33.      Quitclaim Deed

         Tenant shall execute and deliver to Landlord on the expiration or termination of this Lease, immediately on Landlord's request, in recordable form, a quitclaim deed to the Demised Premises or such other documentation reasonably requested by Landlord evidencing termination of this Lease.

34.      [Intentionally Omitted.]

35.      Subordination and Attornment

         35.1. Provided that Tenant receives a non-disturbance agreement from any applicable mortgagee, beneficiary or landlord in substantially the same form as Exhibit "F" attached hereto (the "Nondisturbance Agreement"), this Lease shall be subject and subordinate to the lien of any mortgage, deed of trust, or lease in which Landlord is tenant now or hereafter in force against the Project and the Building and to all advances made or hereafter to be made upon the security thereof without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination.

         35.2. Notwithstanding the foregoing, Tenant shall execute and deliver upon demand such further instrument or instruments evidencing such subordination of this Lease to the lien of any such mortgage or mortgages or deeds of trust or lease in which Landlord is tenant as may be required by Landlord. However, if any such mortgagee, beneficiary or Landlord under lease wherein Landlord is tenant so elects, this Lease shall be deemed prior in lien to any such lease, mortgage, or deed of trust upon or including the Demised

Premises regardless of date and Tenant will execute a statement in writing to such effect at Landlord's request. If Tenant fails to execute any document required from Tenant under this Section within ten (10) days after written request therefor, Tenant hereby constitutes and appoints Landlord or its special attorney-in-fact to execute and deliver any such document or documents in the name of Tenant. Such power is coupled with an interest and is irrevocable.

         35.3. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Demised Premises, the Tenant shall at the election of the purchaser at such foreclosure or sale attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

36.      Surrender

         36.1. No surrender of possession of any part of the Demised Premises shall release Tenant from any of its obligations hereunder unless accepted by Landlord.

         36.2. The voluntary or other surrender of this Lease by Tenant shall not work a merger, unless Landlord consents and shall, at the option of Landlord, operate as an assignment to it of any or all subleases or subtenancies.

         36.3. The voluntary or other surrender of any ground or underlying lease that now exists or may hereafter be executed affecting the Building or the Project, or a mutual cancellation, thereof, or of Landlord's interest therein, shall not work a merger and shall, at the option of the successor of Landlord's interest in the Building or Project, operate as an assignment of this Lease.

         36.4. Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Demised Premises to Landlord broom clean and free of debris; with all of Tenant's personal property and effects removed therefrom; with all alterations, improvements and fixtures required by Landlord in accordance with Section 17 to be removed from the Demised Premises actually removed and all damage as a result of or caused by such removal repaired; and with all licenses, permits and similar items held or obtained by or at the request of Tenant which restrict or affect the used of the Demised Premises released and fully terminated.

37.      Waiver and Modification

         No provision of this Lease may be modified, amended or added to except by an agreement in writing. The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained.

38.      Waiver of Jury Trial and Counterclaims

         THE PARTIES HERETO SHALL AND THEY HEREBY DO WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE DEMISED PREMISES, AND OR ANY CLAIM OF INJURY OR DAMAGE.

39.      Hazardous Materials

         39.1. Prohibition/Compliance. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept or used in or about the Demised Premises (including without limitation, the Storage
Area), the Building or the Project in violation of applicable law by Tenant, its agents, employees, contractors or invitees. If Tenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials in or on the Demised Premises (including without limitation the Storage Area), the Building or the Land results in contamination of the Demised Premises, the Building, the Project or any adjacent property or if contamination of the Demised Premises, the Building or the Land by Hazardous Materials otherwise occurs during the term of this Lease or any extension or renewal hereof or holding over hereunder, Tenant hereby indemnifies and shall defend and hold Landlord, its officers, directors, employees, agents and contractors harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses actually incurred (including, without limitation, diminution in value of the Demised Premises or any portion of the Building or the Project, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Demised Premises, the Building or the Project, damages arising from any adverse impact on marketing of space in the Demised Premises, the Building or the Project, and sums paid in settlement of claims, including reasonable attorneys' fees, consultant fees and expert fees actually incurred) which arise during or after the Lease term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, reasonable costs actually incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Materials present in the air, soil or ground water above on or under the Demised Premises. Without limiting the foregoing, if the presence of any Hazardous Materials on the Demised Premises, the Building, the

Project or any adjacent property, caused or permitted by Tenant results in any contamination of the Demised Premises, the Building, the Project or any adjacent property, Tenant shall promptly take all actions at its sole expense as are necessary to return the Demised Premises, the Building, the Project or any adjacent property, to the condition existing prior to the time of such contamination, provided that Landlord's approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Demised Premises, the Building or the Project.

         39.2. Business. Landlord acknowledges that it is not the intent of this Section 39 to prohibit Tenant from operating its business as described in
Section 2.1.9 above. Tenant may operate its business according to the custom of the industry so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all applicable governmental requirements. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Term Commencement Date a list identifying each type of Hazardous Materials to be present on the Demised Premises and setting forth any and all governmental approvals or permits required in connection with the presence of such Hazardous Materials on the Demised Premises ("Hazardous Materials List "). Tenant shall deliver to Landlord an updated Hazardous Materials List at least once a year and shall also deliver an updated list before any new Hazardous Materials is brought onto the Demised Premises. Tenant shall deliver to Landlord true and correct copies of the following documents (the "Documents") relating to the handling, storage, disposal and emission of Hazardous Materials prior to the Term Commencement Date, or if unavailable at that time, concurrent with the receipt from or submission to a governmental agency: permits; approvals; reports and correspondence; storage and management plans, notice of violations of any laws; plans relating to the installation of any storage tanks to be installed in or under Building or the Project (provided, said installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent may be withheld in Landlord's sole and absolute discretion); and all closure plans or any other documents required by any and all federal, state and local governmental agencies and authorities for any storage tanks installed in, on or under the Building or the Project for the closure of any such tanks. Tenant is not required, however, to provide Landlord with any portion(s) of the Documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. It is not the intent of this Section to provide Landlord with information which could be detrimental to Tenant's business should such information become possessed by Tenant's competitors. Tenant agrees that it shall, at its own expense, and upon the written request of Landlord, establish and maintain a separate area of the Demised Premises for the use and storage of Hazardous Materials.

         39.3. Termination of Lease/Withholding Approval of Assignment or Sublease. Notwithstanding the provisions of Section 39.1 above, if Tenant or any existing sublessee of Tenant, with respect to the Demised Premises or the Project, or any proposed assignee or sublessee, with respect to any property, is subject to an uncured enforcement order issued by any governmental authority in connection with the use, disposal or storage of Hazardous Materials, Landlord shall have the right, with respect to any such matter involving Tenant or an existing sublessee of Tenant, to terminate this Lease in Landlord's sole and absolute discretion, and, with respect to any such matter involving a proposed assignee or sublessee, it shall not be unreasonable for Landlord to withhold its consent to any proposed assignment or subletting. Notwithstanding the foregoing, after the first occurrence of any event with respect to Tenant or any existing sublessee of Tenant described above (a "Termination Event"), Landlord shall deliver written notice to Tenant, and such sublessee, if applicable, of the occurrence of such event and Tenant shall have thirty (30) days after receipt of such notice to cure, or cause to be cured, the condition causing such Termination Event. After the expiration of such thirty (30) day period, or upon the occurrence of any subsequent Termination Event, Landlord shall have the right to terminate this Lease in Landlord's sole and absolute discretion.

         39.4. Testing. At any time, and from time to time, prior to the expiration or earlier termination of the Term, Landlord shall have the right to conduct appropriate tests of the Demised Premises, the Building and the Project to demonstrate that contamination has occurred as a result of Tenant's use of the Demised Premises. Tenant shall be solely responsible for and shall defend, indemnify and hold the Landlord, its agents and contractors harmless from and against any and all claims, costs and liabilities including reasonable and actual attorneys' fees, charges and disbursements, arising out of or in connection with any removal, clean up, restoration and materials required hereunder to return the Demised Premises and any other property of whatever nature to their condition existing prior to the time of any such contamination. Tenant shall pay for the actual and reasonable cost of the tests of the Demised Premises if contamination is determined to have occurred.

         39.5. Underground Tanks. If underground or other storage tanks storing Hazardous Materials are located on the Demised Premises or are hereafter placed on the Demised Premises by any party, Tenant shall monitor the storage tanks, maintain appropriate records, implement reporting procedures, properly close any underground storage tanks, and take or cause to be taken all other steps necessary or required under any applicable federal, state or local laws, rules, regulations or ordinances as they now exist or may hereafter be adopted or amended.

         39.6. Tenant's Obligations. Tenant's obligations under this Section 39 shall survive the expiration or earlier termination of the Lease. Tenant shall be deemed to be in occupancy of the Demised Premises during any period of time employed by Tenant or Landlord after the termination of this Lease to complete the removal from the Demised Premises of any such Hazardous Materials and the release and termination of any licenses or permits restricting the use of the Demised Premises.

         39.7. Definition of "Hazardous Materials." As used herein, the term "Hazardous Materials" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of Georgia or the United States government and includes, without limitation, any material or substance which is (i) petroleum, (ii) asbestos, (iii) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1317), (iv) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conversation and Recovery Act, 42 U.S.C. Section 6901, et. seq. (42 U.S.C. Section 6903), or (v) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Section 9601 et. seq. (42 U.S.C. Section 9601).

40.      Miscellaneous

         40.1. Terms and Headings. Where applicable in this Lease, the singular includes the plural and the masculine or neuter includes the masculine, feminine and neuter. The section headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

         40.2. Examination of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

         40.3. Time. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

         40.4. Covenants and Conditions. Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

         40.5. Consents. Whenever consent or approval of either party is required, that party shall not unreasonably withhold such consent or approval, except as may be expressly set forth to the contrary.

         40.6. Entire Agreement. The terms of this Lease are intended by the parties as a final expression of their agreement with respect to the terms as are included herein, and may not be contradicted by evidence of any prior or contemporaneous agreement. The Exhibits are incorporated into this Lease and the Lease and the Exhibits constitute a single document.

         40.7. Severability. Any provision of this Lease which shall prove to be invalid, void, or illegal in no way affects, impairs or invalidates any other provision hereof, and such other provisions shall remain in full force and effect.

         40.8. Recording. Landlord or Tenant may, but shall not be obligated to, record a short form memorandum hereof upon notice but without the consent of the other party hereto. Neither party shall record this Lease. The party requesting recordation shall be responsible for the cost of recording any Memorandum of Lease, including any transfer or other taxes incurred in connection with said recordation.

         40.9. Impartial Construction. The language in all parts of this Lease shall be in all cases construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.

         40.10. Inurement. Each of the covenants, conditions and agreements herein contained shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators, successors, assigns, sublessees, or any person who may come into possession of said Demised Premises or any part thereof in any manner whatsoever. Nothing in this Section 40.10 contained shall in any way alter the provisions against assignment or subletting in this Lease provided.

         40.11. Notices. Any notice, consent, demand, bill, statement, or other communication required or permitted to be given hereunder must be in writing and may be given by (i) personal delivery which shall be deemed given when received, (ii) reputable overnight courier which shall be deemed given the business day following the date on the courier's receipt of pick-up, subject to Force Majeure Delays, addressed to Tenant at the Demised Premises, or to Tenant or Landlord at the addresses shown in Sections 2.1.10 and 2.1.11 of the Basic Lease Provisions. Either party may, by notice to the other given pursuant to this Section, specify additional or different addresses for notice purposes.

         40.12. Jurisdiction. This Lease has shall be governed by, construed and enforced in accordance with the laws of the State of Georgia.

         40.13. Authority. That individual or those individuals signing this Lease warrant and represent that said individual or individuals have the power, authority and legal capacity to sign this Lease on behalf of and to bind all entities, corporations, partnerships, joint venturers or other organizations and/or entities on whose behalf said individual or individuals have signed.

41.      Right to Extend Term.

         Tenant shall have the right to extend the Term of the Lease upon the following terms and conditions:

         41.1 Tenant shall have the one (1) time right (the "Extension Right ") to extend the term of this Lease for a period of five (5) years (the "Extension Term") on the same terms and conditions as the Lease. During any Extension

Term, Basic Annual Rent shall be payable at the Market Rate (as defined below), but in no event less than the Basic Annual Rent payable on the date immediately preceding the commencement of such Extension Term, as adjusted pursuant to
Section 6 hereof. Basic Annual Rent shall be adjusted on the commencement of each Extension Term and on each one (1) year anniversary of the commencement such Extension Term in accordance with Section 6 above. As used herein, "Market Rate" shall mean the then market rental rate as determined by Landlord and agreed to by Tenant. If, on or before the date which is one hundred twenty
(120) days prior to the expiration of the initial Term of this Lease, or the expiration of any Extension Term, Tenant has not agreed with Landlord's determination of the Market Rate or if Landlord and Tenant have not agreed upon any of the other terms of such subsequent Extension Term after negotiating in good faith, Tenant shall be deemed to have waived any right to extend the Term of the Lease and the Extension Right shall terminate.

         41.2 Extension Rights are personal to OREAD, Inc. and are not assignable separate and apart from this Lease.

         41.3 Extension Rights are conditional upon Tenant giving Landlord written notice of its election to exercise the Extension Right at least one (1) year prior to the end of the expiration of the initial term of the Lease.

         41.4 Notwithstanding anything set forth above to the contrary, the Extension Right shall not be in effect and Tenant may not exercise the Extension Right:

               41.4.1 during any period of time that Tenant is in default under any provision of this Lease; or

               41.4.2 if Tenant has been in default under any provision of this Lease three (3) or more times, whether or not the defaults are cured, during the twelve (12) month period immediately prior to the date that Tenant intends to exercise the Extension Right, whether or not the defaults are cured.

         41.5 The period of time within which the Extension Right may be exercised shall not be extended or enlarged by reason of the Tenant's inability to exercise the Extension Right because of the provisions of Section 41.4 above.

         41.6 The Extension Right shall terminate and be of no further force or effect even after Tenant's due and timely exercise of the Extension Right, if, after such exercise, but prior to the commencement date of an Extension Term,
(1) Tenant fails to timely cure any default by Tenant under this Lease; or (2) Tenant has defaulted three (3) or more times during the period from the date of the exercise of the Extension Right to the date of the commencement of the Extension Term, whether or not such defaults are cured.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first above written.

                                          Landlord:

                                          PROCEUTICS, INC., a Delaware
                                          corporation


                                          By:
                                             ---------------------------
                                          Name:  Jack J. Luchese
                                          Its:  President and CEO

                                          Tenant:

                                          OREAD, INC., a Delaware corporation


                                          By:
                                             ---------------------------
                                          Name:  W. David Kimerell
                                          Its:  Chairman and CEO

       [Signature page for Lease between Proceutics, Inc. and OREAD, Inc.
                 for 150 Technology Parkway, Norcross, Georgia]

                                    EXHIBITS


EXHIBIT "A"       LAND

EXHIBIT "B"       PROJECT

EXHIBIT "C"       [Intentionally Omitted.]

EXHIBIT "D"       TENANT'S PROPERTY

EXHIBIT "E"       ESTOPPEL CERTIFICATE

EXHIBIT "F"       NONDISTURBANCE AGREEMENT


                                       1